UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

GREENHUNTER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS	76051
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 410-1044

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 3, 2009, the Company was notified by the NYSE Amex (the “Exchange”) that based on the Company’s compliance plan provided to the Exchange as well as additional available information provided by the Company, the Exchange has determined that the Company made a reasonable demonstration of its ability to regain compliance with the Exchange’s listing standards and has granted the Company an extension until May 31, 2010 to obtain compliance with Section 1003 (a)(iv) of the Exchange’s Company Guide.
     The Company had previously been granted an extension until November 29, 2010 to regain compliance with Sections 1003 (a)(i), 1003 (a)(ii) and 1003(a)(iii) of the Exchange’s Company Guide.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.
Date: December 9, 2009	By:	/s/ Morgan F. Johnston
Morgan F. Johnston
Sr. VP, General Counsel and Secretary